Exhibit 99.1

INVESTOR CONTACT

January 24, 2022

Heather Worley
Heather@crossfirst.com | (214) 676-4666
https://investors.crossfirstbankshares.com
CrossFirst Bankshares, Inc. Reports Fourth Quarter

and Full Year 2021
Results
Fourth Quarter 2021 Key Financial

Performance Metrics
Net Income ROAA
Net Interest Margin
(FTE)
Diluted EPS ROE
$20.8 million 1.50% 3.28% $0.40 12.57%
LEAWOOD, Kan., January 24, 2022 (GLOBE NEWSWIRE) -- CrossFirst Bankshares, Inc. (Nasdaq: CFB), the bank holding company for
CrossFirst Bank, today reported operating results for the fourth quarter and full year 2021, with fourth quarter net income of $20.8 million, or $0.40 per diluted share, and full year net income of $69.4 million, or $1.33 per diluted share.
CEO Commentary:
"We built significant momentum in 2021 with solid earnings, operating revenue at an all-time high and a return to loan growth in the last
half of the year.

We also made meaningful progress this past year in deposit mix and growing fee income while making investments in talent and technology to drive growth, serve our clients in extraordinary ways and deliver value to our shareholders,” said CrossFirst’s
CEO and President, Mike Maddox. “Our fourth quarter was a great capstone to the year with continued loan growth and significant improvement in credit quality.”
2021 Fourth Quarter

and Full Year

Highlights:
•
$5.6 billion of assets with net income for the fiscal year ended December 31, 2021 of $69 million,

an increase of $57 million
or 451% from the prior year ended December 31, 2020
• Improvement in credit quality during 2021 as evidenced by the decrease in nonperforming assets to total assets ratio from
1.39% at December 31, 2020 to 0.58% at December 31, 2021
•
Return on Average

Assets of 1.24% and a Return on Equity of 10.84% for the fiscal year ended December 31, 2021
•
Net Interest Margin (Fully Tax-Equivalent) of 3.15% for the

fiscal year ended December 31, 2021, compared to 3.13% for
the prior year ended December 31, 2020
• Annualized loan growth of 7% for the fourth quarter of 2021, excluding PPP loans
• Non-interest-bearing deposit growth of 62% from December 31, 2020 which represented 25% of total deposits at December
31, 2021
Quarter-to-Date Full Year
December 31, December 31,
(Dollars in millions except per share data) 2021 2020 2021 2020
Operating revenue
(1)
$ 48.2 $ 44.5 $ 182.4 $ 172.0
Net income $ 20.8 $ 8.1 $ 69.4 $ 12.6
Diluted earnings per share $ 0.40 $ 0.15 $ 1.33 $ 0.24
Return on average assets 1.50% 0.58% 1.24% 0.24%
Return on average common equity 12.57% 5.19% 10.84% 2.05%
Non-GAAP core return on average tangible common

equity
(2)
12.57% 5.19% 11.40% 3.27%
Net interest margin 3.22% 3.07% 3.09% 3.08%
Net interest margin, fully tax-equivalent
(3)
3.28% 3.12% 3.15% 3.13%
Efficiency ratio 55.38% 53.35% 54.50% 58.13%
Non-GAAP core operating efficiency ratio, fully tax-equivalent
(2)(3)
54.52% 52.54% 52.02% 52.98%

(1)

Net interest income plus non-interest income.

(2)
Represents a non-GAAP measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.

(3)
Tax exempt income is calculated on a tax-equivalent

basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal income tax rate used

is 21.0%.

CROSSFIRST BANKSHARES,

INC.

Income from Operations
Net Interest Income
Interest income was $49.2 million for the fourth quarter of 2021, a decrease of 1% from the fourth quarter of 2020 and an increase of 4%
from the previous quarter.

Interest income was slightly down from the fourth quarter of 2020 as a result of lower average loans outstanding and a reduction of $4.5 million in PPP fee income. Average earning assets totaled $5.4 billion for the fourth quarter of 2021, a
decrease of $23 million or 1% from the same quarter in 2020.

The tax-equivalent yield on earning assets increased from 3.62% to 3.70%
during the fourth quarter of 2021 compared to the previous quarter, mostly driven by loans moving off nonaccrual status. For full year
2021, interest income was $193.2 million, which declined compared to full year 2020 primarily due to the yield movements on earning assets.

Interest expense for the fourth quarter of 2021 was $5.8 million, or 28% lower than the fourth quarter of 2020 and 4% higher than the
previous quarter.

Average interest-bearing deposits decreased to $3.5 billion in the fourth quarter of 2021, or a 9% decrease from the same prior year period.

Cost of funds for the quarter was 0.48%, compared to 0.46% for the third quarter of 2021. During the fourth quarter of
2021, $40 million of FHLB advances were paid off early, which drove the cost of funds increase. Excluding the prepayment penalty, cost of funds would have decreased 0.05% compared to the third quarter of 2021. For full year 2021, interest expense was $24.5 million, a decrease of 43% compared to full year 2020 due to lower market rates.
Net interest income totaled $43.4 million for the fourth quarter of 2021 or 4% higher than the third quarter of 2021, and 5% higher than the
fourth quarter of 2020.

Tax-equivalent net interest margin increased to 3.28% in the current quarter, from 3.20%

in the previous quarter,
and increased from 3.12% in the same quarter in 2020.

During the fourth quarter of 2021, CrossFirst realized $1.3 million in fees from the forgiveness of $44 million of PPP loans. The Company will continue to recognize fees over the life of the loans or as the loans are
forgiven.

The tax-equivalent adjustment,

which accounts for income taxes saved on the interest earned on nontaxable securities and loans, was $0.8 million for the fourth quarter of 2021.

Full year 2021 net interest income grew to $168.7 million, an increase of 5% compared to full year 2020, while tax-equivalent net interest margin increased to 3.15% from 3.13%

for the prior year.
Non-Interest Income
Non-interest income increased $1.8 million in the fourth quarter of 2021 or 63% compared to the same quarter of 2020 and increased $5.9
million compared to the third quarter of 2021. The increase in non-interest income compared to the previous quarter was due to the $6.2 million impairment loss recorded in the previous quarter. The increase in non-interest income compared to the same quarter of 2020, was primarily due to increases of $0.9 million in credit card fees and $0.4 million in service charge income.

Full year 2021 non-interest income
was up $1.9 million or 16% compared to full year 2020. The main drivers of the increase were increases in service charges and fees on
customer accounts of $1.8 million, $1.7 million in income from bank-owned life insurance and a $3.6 million increase in ATM and credit
card interchange income.
Non-Interest Expense
Non-interest expense for the fourth quarter of 2021 was $26.7 million, which increased 13% compared to the fourth quarter of 2020 and
increased 11% from the third quarter of 2021.

Salaries and benefit costs were higher in the current quarter by $1.1 million compared to the prior quarter and $1.7 million higher than the same quarter in the prior year mainly due to increased hiring for market expansion and
increased incentive expenses.

Full year 2021 non-interest expense decreased $0.6 million or 1% compared to full year 2020 primarily due to a $7.4 million goodwill impairment recorded in the second quarter of 2020. This decrease was partly offset by a $3.3 million increase in salary and employee benefits, $1.0 million increase in occupancy, and $2.8 million increase in other non-interest expense as compared to
the prior year. The other non-interest

expense increase was primarily due to increases in commercial card costs as a result of our growing customer base and increased use as a result of the COVID-19 pandemic. In addition, insured cash sweep (“ICS”) deposits increased in
2021 from 2020, which drove related fees higher.

CrossFirst’s effective tax rate for the fourth quarter of 2021 was 22% as compared to 18% for the fourth quarter of 2020.

The 2021 tax
rate for the quarter increased due to a greater mix of taxable income to tax-exempt income.

For both comparable periods, the Company
continued to benefit from the tax-exempt municipal bond portfolio and bank-owned life insurance.

The tax-exempt benefit diminishes as
the Company’s ratio of taxable income to tax-exempt income increases.

CROSSFIRST BANKSHARES,

INC.

Balance Sheet Performance &

Analysis
During the fourth quarter of 2021, total assets increased by $220 million or 4% compared to September 30, 2021, and decreased $38 million or 1% compared to December 31, 2020.

Total assets increased on a linked quarter basis primarily due to a $166 million increase in cash and cash equivalents and decreased year-over-year primarily due to a $186 million decline in loans driven by the PPP loan forgiveness program.

The year-over-year decrease was partly offset by increases in cash and cash equivalents and securities of $74 million and $91 million, respectively. Non-interest-bearing deposits increased $202 million compared to September 30, 2021, and increased $445 million from December 31, 2020.

During the fourth quarter of
2021 , available-for-sale investment securities increased $38 million to $746 million compared to September 30, 2021.

The securities yields increased
2

basis points to a tax equivalent yield of 2.89% for the fourth quarter of 2021

compared to the prior quarter.
Loan Results
During the fourth quarter of 2021, the Company experienced a decrease in average loans of $10 million compared to September 30, 2021, and a decrease of $273 million or 6% compared to December 31, 2020.

The year-over-year reduction in average loans was primarily a result of PPP loan forgiveness. Net of PPP loans, average loans grew 1% compared to September

30, 2021. Loan yields increased 17 basis
points to 4.17% during the fourth quarter of 2021 and increased 17 basis points over the last twelve months.
4Q21 3Q21 2Q21 1Q21 4Q20
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average loans (gross)
Commercial $ 1,328 $ 1,233 $ 1,221 $ 1,329 $ 1,367 $ 95 8% $ (39) (3) %
Energy 290 311 341 351 381 (21) (7) (91) (24)
Commercial real estate 1,272 1,213 1,203 1,183 1,194 59 5 78 7
Construction and land development 579 611 633 598 585 (32) (5) (6) (1)
Residential and multifamily real estate 612 659 659 688 664 (47) (7) (52) (8)
Paycheck Protection Program 84 147 296 308 258 (63) (43) (174) (67)
Consumer 56 57 56 50 45 (1) (2) 11 24
Total $ 4,221 $ 4,231 $ 4,409 $ 4,507 $ 4,494 $ (10) (0) % $ (273) (6) %
Yield on average loans for the period
ending 4.17% 4.00% 3.99% 3.94% 4.00%
(1)
Actual unrounded values are used to calculate the reported

percent disclosed. Accordingly,

recalculations using the amounts in millions as disclosed in this release may not produce the same amounts.
Deposit & Other Borrowing Results
During the fourth quarter of 2021, the Company experienced an increase in average deposits of

2% compared to September 30, 2021, and
a less than 1% decline in average deposits compared to December 31, 2020. The deposit growth for the quarter was driven by a continued
increase in non-interest-bearing deposits, which represented 25% of total deposits at December 31, 2021.

In addition, the Company
continued to improve the overall cost of deposits, which declined 5 basis points during the fourth quarter of 2021. The cost of interest-
bearing deposits has declined 26 basis points over the last twelve months primarily as a result of the lower interest rate environment.

4Q21 3Q21 2Q21 1Q21 4Q20
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average deposits
Non-interest bearing deposits $ 1,058 $ 910 $ 802 $ 731 $ 732 $ 148 16% $ 326 45%
Transaction deposits 543 511 665 717 575 32 6 (32) (6)
Savings and money market deposits 2,272 2,276 2,385 2,422 2,158 (4) (0) 114 5
Time deposits 662 752 869 972 1,087 (90) (12) (425) (39)
Total $ 4,535 $ 4,449 $ 4,721 $ 4,842 $ 4,552 $ 86 2% $ (17) (0) %
Cost of deposits for the period ending 0.33% 0.38% 0.41% 0.48% 0.58%
Cost of interest-bearing deposits for the
period ending
0.43% 0.47% 0.50% 0.57% 0.69%
(1)
Actual unrounded values are used to calculate the reported

percent disclosed. Accordingly,

recalculations using the amounts in millions as disclosed in this release may not produce the same amounts.
At December 31, 2021, other borrowings totaled $238 million, as compared to $278 million at September 30, 2021, and $296 million at
December 31, 2020.

CROSSFIRST BANKSHARES,

INC.

Asset Quality Position
Credit quality metrics continued to improve during the fourth quarter of 2021 as classified assets decreased $45 million and the ratio of nonperforming assets to total assets decreased to 0.58% from 0.92% in the previous quarter.

The improvements in credit metrics were
primarily driven by upgrades in COVID-19 impacted segments and the Energy portfolio.

Net charge-offs were $0.8 million for the fourth
quarter of 2021 as compared to $1.3 million for the third quarter of 2021.

The charge-offs for the current quarter were related to energy and commercial and industrial credits.
The overall decrease in the allowance for loan losses for the current quarter reflects some stabilization in the Company’s economic outlook
and improved credit performance.

These factors resulted in a $5 million release of reserves during the fourth quarter of 2021.

The
following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
4Q21 3Q21 2Q21 1Q21 4Q20
Non-accrual loans $ 31.4 $ 48.1 $ 54.7 $ 63.3 $ 75.1
Other real estate owned 1.1 1.1 1.7 2.3 2.3
Nonperforming assets 32.7 49.8 58.1 68.9 78.4
Loans 90+ days past due and still

accruing
0.1 0.5 1.8 3.2 1.0
Loans 30 - 89 days past due 3.5 37.6 18.8 11.0 18.1
Net charge-offs (recoveries) 0.8 1.3 2.6 8.2 11.6
Asset quality metrics (%) 4Q21 3Q21 2Q21 1Q21 4Q20
Nonperforming assets to total assets 0.58% 0.92% 1.09% 1.15% 1.39%
Allowance for loan loss to total loans 1.37 1.51 1.78 1.65 1.70
Allowance for loan loss to nonperforming loans 185 132 134 112 99
Net charge-offs (recoveries) to average loans
(1)
0.07 0.13 0.23 0.74 1.03
Provision to average loans
(1)
(0.47) (0.94) 0.32 0.67 0.96
Classified Loans / (Total Capital + ALLL) 10.8 17.3 24.0 38.2 40.9
(1)
Interim periods annualized.
Capital Position
At December 31, 2021, stockholders' equity totaled $668 million, or $13.23 per share, compared to $624 million, or $12.08 per share, at
December 31, 2020. During the fourth quarter of 2021, CrossFirst continued its $30 million share repurchase program by purchasing
566,164 shares or 1% of common stock outstanding.

The ratio of common equity Tier 1 capital to risk-weighted assets was approximately 12% and the total capital to risk-weighted assets was
approximately 14% at December 31, 2021. The Company remains well-capitalized.

CROSSFIRST BANKSHARES,

INC.

Conference Call and Webcast
CrossFirst will hold a conference call to review fourth quarter and full-year 2021 financial results on Tuesday, January 25, 2022, at 10 a.m.
CT / 11 a.m. ET. The results are scheduled to be released after the market closes on Monday, January 24, 2022. The conference call

and
webcast may also include discussion of Company developments, forward-looking statements and other material information about business and financial matters. To access the event by telephone, please dial (877) 621-5851 at least fifteen minutes prior to the start of the
call and provide conference number 9688475. International callers should dial +1 (470) 495-9492 and enter the same conference number.
The call will also be broadcast live over the internet and can be accessed via the following link:

https://edge.media-
server.com/mmc/p/rienoizn. Please visit the site at

least 15 minutes prior to the call to allow time for registration.
For those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the replay, dial (855) 859-2056 and provide conference number 9688475, passcode 9067. International callers should dial +1 (404) 537-3406 and enter the same confirmation number.

A replay of the webcast will also be available for 90 days on the company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s

Annual Report on
Form 10-K is filed. This earnings release contains forward-looking statements. These forward-looking statements reflect the Company's current views with respect to, among other things, future events and its financial performance.

Any statements about management’s
expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may
be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,”
“can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,”
“intends” and similar words or phrases. Any forward-looking statements in this earnings release may turn out to be inaccurate. The
inclusion of forward-looking information in this earnings release should not be regarded as a representation by us or any other person that
the future plans, estimates or expectations contemplated by us will be achieved.

The Company has based these forward-looking statements
largely on its current expectations and projections about

future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a
number of factors. Such factors include, without limitation, those listed from time to time in reports that the Company files with the
Securities and Exchange Commission as well as the uncertain impact of the COVID-19 pandemic. These forward-looking statements are
made as of the date of this communication, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated
events or circumstances, except as required by law.
About CrossFirst Bank
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned subsidiary CrossFirst Bank, which is headquartered in Leawood, Kansas.

CrossFirst has nine full-service banking locations in Kansas,
Missouri, Oklahoma, Texas, and Arizona that offer

products and services to businesses, professionals, individuals, and families.

CROSSFIRST BANKSHARES,

INC.

Unaudited Financial Tables
◦
Table 1. Consolidated Balance Sheets
◦
Table 2. Consolidated Statements of Operations
◦
Table 3. 2020 - 2021 Year-to-Date

Analysis of Changes in Net Interest Income
◦
Table 4. 2020 - 2021 Quarterly

Analysis of Changes in Net Interest Income
◦
Table 5. Non-GAAP Financial Measures

CROSSFIRST BANKSHARES,

INC.

TABLE 1. CONSOLIDATED BALANCE SHEETS (UNAUDITED)
As of December 31,
2021 2020
(Dollars in thousands)
Assets
Cash and cash equivalents $ 482,727 $ 408,810
Available-for-sale securities - taxable 192,146 177,238
Available-for-sale securities - tax-exempt 553,823 477,350
Loans, net of allowance for loan losses of $58,375 and $75,295 at December

31, 2021 and 2020,
respectively 4,197,838 4,366,602
Premises and equipment, net 66,069 70,509
Restricted equity securities 11,927 15,543
Interest receivable 16,023 17,236
Foreclosed assets held for sale 1,148 2,347
Bank-owned life insurance 67,498 67,498
Other 32,258 56,170
Total assets $ 5,621,457 $ 5,659,303
Liabilities and stockholders’ equity
Deposits
Noninterest-bearing $ 1,163,224 $ 718,459
Savings, NOW and money market 2,895,986 2,932,799
Time 624,387 1,043,482
Total deposits 4,683,597 4,694,740
Federal funds purchased and repurchase agreements - 2,306
Federal Home Loan Bank advances 236,600 293,100
Other borrowings 1,009 963
Interest payable and other liabilities 32,678 43,766
Total liabilities 4,953,884 5,034,875
Stockholders’ equity
Common stock, $0.01 par value:
authorized - 200,000,000 shares, issued - 52,590,015 and 52,289,129 shares at December
31, 2021 and 2020, respectively 526 523
Treasury stock, at cost:
2,139,970 and 609,613 shares held at December 31, 2021 and 2020, respectively (28,347) (6,061)
Additional paid-in capital 526,806 522,911
Retained earnings 147,099 77,652
Accumulated other comprehensive income 21,489 29,403
Total stockholders’ equity 667,573 624,428
Total liabilities and stockholders’ equity $ 5,621,457 $ 5,659,303

CROSSFIRST BANKSHARES,

INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Twelve Months Ended
December 31, December 31,
2021 2020 2021 2020
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 44,392 $ 45,147 $ 174,660 $ 183,738
Available-for-sale securities - taxable 850 899 3,273 5,073
Available-for-sale securities - tax-exempt 3,623 3,255 14,033 13,013
Deposits with financial institutions 143 56 502 639
Dividends on bank stocks 194 177 682 985
Total interest income 49,202 49,534 193,150 203,448
Interest Expense
Deposits 3,734 6,610 18,523 36,585
Fed funds purchased and repurchase agreements - 2 3 164
Federal Home Loan Bank Advances 1,999 1,361 5,837 6,341
Other borrowings 24 24 96 109
Total interest expense 5,757 7,997 24,459 43,199
Net Interest Income 43,445 41,537 168,691 160,249
Provision for Loan Losses (5,000) 10,875 (4,000) 56,700
Net Interest Income after Provision for Loan Losses 48,445 30,662 172,691 103,549
Non-Interest Income
Service charges and fees on customer accounts 1,250 856 4,580 2,803
Realized gains on available-for-sale securities (20) (21) 1,023 1,704
Gain on sale of loans - 44 - 44
Gains (losses), net on equity securities (82) (6) (6,325) 47
Income from bank-owned life insurance 395 436 3,483 1,809
Swap fees and credit valuation adjustments, net 119 (284) 275 (204)
ATM and credit card interchange income 2,427 1,516 7,996 4,379
Other non-interest income 707 408 2,628 1,151
Total non-interest income 4,796 2,949 13,660 11,733
Non-Interest Expense
Salaries and employee benefits 16,468 14,725 61,080 57,747
Occupancy 2,381 2,427 9,688 8,701
Professional fees 981 1,120 3,519 4,218
Deposit insurance premiums 710 1,150 3,705 4,301
Data processing 742 654 2,878 2,719
Advertising 756 349 2,090 1,219
Software and communication 1,136 978 4,234 3,750
Foreclosed assets, net 17 74 697 1,239
Goodwill impairment - - - 7,397
Other non-interest expense 3,524 2,255 11,491 8,677
Total non-interest expense 26,715 23,732 99,382 99,968
Net Income Before Taxes 26,526 9,879 86,969 15,314
Income tax expense 5,725 1,785 17,556 2,713
Net Income $ 20,801 $ 8,094 $ 69,413 $ 12,601
Basic Earnings Per Share $ 0.41 $ 0.16 $ 1.35 $ 0.24
Diluted Earnings Per Share $ 0.40 $ 0.15 $ 1.33 $ 0.24

CROSSFIRST BANKSHARES,

INC.

TABLE 3. YEAR-TO-DATE

ANALYSIS OF CHANGES IN NET INTEREST
INCOME
(UNAUDITED)
Twelve Months Ended
December 31,
2021 2020
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate (3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate (3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 204,889 $ 3,955 1.93% $ 267,715 $ 6,058 2.26%
Securities - tax-exempt
(1)
518,058 16,981 3.28 447,324 15,745 3.52
Federal funds sold - - - 1,020 18 1.73
Interest-bearing deposits in other banks 389,893 502 0.13 179,978 621 0.35
Gross loans, net of unearned income
(2)
4,340,791 174,660 4.02 4,310,345 183,738 4.26
Total interest-earning assets
(1)
5,453,631 $ 196,098 3.60% 5,206,382 $ 206,180 3.96%
Allowance for loan losses (73,544) (68,897)
Other non-interest-earning assets 211,384 220,994
Total assets $ 5,591,471 $ 5,358,479
Interest-bearing liabilities
Transaction deposits $ 608,063 $ 1,152 0.19% $ 447,777 $ 1,696 0.38%
Savings and money market deposits 2,338,315 8,225 0.35 1,993,964 14,033 0.70
Time deposits 812,774 9,146 1.13 1,155,492 20,856 1.80
Total interest-bearing deposits 3,759,152 18,523 0.49 3,597,233 36,585 1.02
FHLB and short-term borrowings 279,379 5,840 2.09 417,956 6,508 1.56
Trust preferred securities, net of fair value
adjustments
982 96 9.76 939 106 11.34
Non-interest-bearing deposits 876,309 - - 684,294 - -
Cost of funds 4,915,822 $ 24,459 0.50% 4,700,422 $ 43,199 0.92%
Other liabilities 35,447 43,331
Stockholders’ equity 640,202 614,726
Total liabilities and stockholders' equity $ 5,591,471 $ 5,358,479
Net interest income
(1)
$ 171,639 $ 162,981
Net interest spread
(1)
3.10% 3.04%
Net interest margin
(1)
3.15% 3.13%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)
Average loan balances include nonaccrual loans.
(3)
Actual unrounded values are used to calculate the reported

yield or rate disclosed. Accordingly, recalculations

using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES,

INC.

YEAR-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Twelve Months Ended
December 31, 2021 over 2020
Average Volume Yield/Rate Net Change (2)
(Dollars in thousands)
Interest Income
Securities - taxable $
(1,297)
$
(806)
$
(2,103)
Securities - tax-exempt
(1)
2,364 (1,128) 1,236
Federal funds sold
(18) - (18)
Interest-bearing deposits in other banks
437 (556) (119)
Gross loans, net of unearned income
1,294 (10,372) (9,078)
Total interest income
(1)
2,780 (12,862) (10,082)
Interest Expense
Transaction deposits
483 (1,027) (544)
Savings and money market deposits
2,092 (7,900) (5,808)
Time deposits
(5,193) (6,517) (11,710)
Total interest-bearing deposits
(2,618) (15,444) (18,062)
FHLB and short-term borrowings
(2,518) 1,850 (668)
Trust preferred securities, net of fair value adjustments
5 (15) (10)
Total interest expense
(5,131) (13,609) (18,740)
Net interest income
(1)
$
7,911
$
747
$
8,658
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income income taxes. The

incremental income income tax
rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES,

INC.

TABLE 4. 2020 - 2021 QUARTERLY ANALYSIS OF CHANGES IN NET INTEREST INCOME
(UNAUDITED)
Three Months Ended
December 31,
2021 2020
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate (3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate (3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 196,576 $ 1,044 2.11% $ 215,348 $ 1,075 1.99%
Securities - tax-exempt
(1)
547,948 4,385 3.17 458,651 3,939 3.42
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 387,828 143 0.15 208,650 56 0.11
Gross loans, net of unearned income
(2)
4,220,842 44,392 4.17 4,493,806 45,147 4.00
Total interest-earning assets
(1)
5,353,194 $ 49,964 3.70% 5,376,455 $ 50,217 3.71%
Allowance for loan losses (64,102) (80,770)
Other non-interest-earning assets 201,390 227,511
Total assets $ 5,490,482 $ 5,523,196
Interest-bearing liabilities
Transaction deposits $ 543,088 $ 216 0.16% $ 574,811 $ 306 0.21%
Savings and money market deposits 2,272,307 1,824 0.32 2,158,044 2,344 0.43
Time deposits 661,978 1,694 1.02 1,086,825 3,960 1.45
Total interest-bearing deposits 3,477,373 3,734 0.43 3,819,680 6,610 0.69
FHLB and short-term borrowings 261,600 1,999 3.03 304,923 1,363 1.78
Trust preferred securities, net of fair value
adjustments
1,000 24 9.67 954 24 9.97
Non-interest-bearing deposits 1,058,462 - - 732,028 - -
Cost of funds 4,798,435 $ 5,757 0.48% 4,857,585 $ 7,997 0.65%
Other liabilities 35,632 45,115
Stockholders’ equity 656,415 620,496
Total liabilities and stockholders' equity $ 5,490,482 $ 5,523,196
Net interest income
(1)
$ 44,207 $ 42,220
Net interest spread
(1)
3.22% 3.06%
Net interest margin
(1)
3.28% 3.12%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)
Average gross loan balances include non-accrual

loans.
(3)
Actual unrounded values are used to calculate the reported

yield or rate disclosed. Accordingly, recalculations

using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES,

INC.

QUARTER-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
December 31, 2021 over 2020
Average Volume Yield/Rate Net Change (2)
(Dollars in thousands)
Interest Income
Securities - taxable $
(95)
$
64
$
(31)
Securities - tax-exempt
(1)
745 (299) 446
Federal funds sold
- - -
Interest-bearing deposits in other banks
61 26 87
Gross loans, net of unearned income
(2,710) 1,955 (755)
Total interest income
(1)
(1,999) 1,746 (253)
Interest Expense
Transaction deposits
(17) (73) (90)
Savings and money market deposits
116 (636) (520)
Time deposits
(1,289) (977) (2,266)
Total interest-bearing deposits
(1,190) (1,686) (2,876)
FHLB and short-term borrowings
(216) 852 636
Trust preferred securities, net of fair value adjustments
1 (1) -
Total interest expense
(1,405) (835) (2,240)
Net interest income
(1)
$
(594)
$
2,581
$
1,987
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES,

INC.
13
TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with GAAP, the Company discloses non-GAAP financial measures in this release. The Company believes that the non-GAAP financial measures presented in this release reflect industry conventions, or
standard measures within the industry, and provide useful information to the Company's management, investors and other parties interested in the Company's operating performance. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use in this release,
but these measures may not be synonymous to similar measurement terms used by other companies.
CrossFirst provides reconciliations of these non-GAAP measures below. The measures used in this release include the following:
• We calculate ‘‘non-GAAP core operating income’’ as net income adjusted to remove non-recurring or non-core income and expense items related to:
▪ Goodwill impairment - We performed an interim review of goodwill as of June 30, 2020. The book value of goodwill exceeded its fair market value and resulted in a full $7.4 million impairment.

▪ Charges and adjustments associated with the full vesting of a former executive - We incurred additional charges in the second quarter of 2021 related to the acceleration of $0.7 million of certain cash, stock-based compensation, and employee costs.
▪
Bank Owned Life Insurance - We obtain bank owned life insurance on key employees throughout the organization

and
received a $1.8 million benefit in the second quarter of 2021.
▪ Unrealized loss on equity security – During the quarter ended September 30, 2021, the Company recorded a $6.2 million impairment loss related to an equity investment that was received as part of a restructured loan agreement.
The most directly comparable GAAP financial measure for non-GAAP core operating income is net income.
•
We calculate "core return on average tangible common equity" as non-GAAP core operating income (as defined above)
divided by average tangible common equity. Average tangible common equity is calculated as average common equity less
average goodwill and intangibles and average preferred equity. The most directly comparable GAAP measure is return on average common equity.

•
We calculate "non-GAAP core operating return on average assets" as non-GAAP core operating income (as defined above)
divided by average assets. The most directly comparable GAAP financial measure is return on average assets, which is calculated as net income divided by average assets.

•
We calculate ‘‘non-GAAP core operating return on average common equity’’ as non-GAAP core operating income (as
defined above) less preferred dividends divided by average common equity. The most directly comparable GAAP financial measure is return on average common equity, which is calculated as net income less preferred dividends divided by average common equity.
• We calculate "tangible common stockholders' equity" as total stockholders' equity less goodwill and intangibles and preferred equity. The most directly comparable GAAP measure is total stockholders' equity.

•
We calculate ‘‘tangible book value per share’’ as tangible common stockholders' equity

(as defined above) divided by the
total number of shares outstanding. The most directly comparable GAAP measure is book value per share.
•
We calculate "non-GAAP core operating efficiency ratio - fully tax equivalent (FTE)" as non-interest expense adjusted to
remove non-recurring, or non-core, non-interest expenses as defined above under non-GAAP core operating income divided by net interest income on a fully tax-equivalent basis plus non-interest income adjusted to remove non-recurring, or non-
core, non-interest income as defined above under non-GAAP core operating income. The most directly comparable financial measure is the efficiency ratio.
•
We calculate "non-GAAP pre-tax pre-provision profit"

as net income before taxes plus the provision for loan losses.

CROSSFIRST BANKSHARES,

INC.

Quarter Ended Twelve Months Ended
12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 12/31/2021 12/31/2020
(Dollars in thousands)
Non-GAAP core operating income:
Net income $ 20,801 $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 69,413 $ 12,601
Add: Unrealized loss on equity security - 6,200 - - - 6,200 -
Less: Tax effect
(2)
- 1,302 - - - 1,302 -
Unrealized loss on equity security, net of

tax
- 4,898 - - - 4,898 -
Add: Goodwill impairment
(1)
- - - - - - 7,397
Add: Accelerated employee benefits - - 719 - - 719 -
Less: Tax effect
(3)
- - 210 - - 210 -
Accelerated employee benefits, net of

tax
- - 509 - - 509 -
Less: BOLI settlement benefits
(1)
- - 1,841 - - 1,841 -
Non-GAAP core operating income $ 20,801 $ 25,898 $ 14,245 $ 12,035 $ 8,094 $ 72,979 $ 19,998
(1)
No tax effect.
(2)
Represents the tax impact of the adjustments

at a tax rate of 21.0%.
(3)
Represents the tax impact of the adjustments

above at a tax rate of 21.0%,

plus a permanent tax benefit associated with

stock-based grants.

Quarter Ended Twelve Months Ended
12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 12/31/2021 12/31/2020
(Dollars in thousands)
Non-GAAP core return on average tangible common equity:
Net income available to common stockholders $ 20,801 $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 69,413 $ 12,601
Non-GAAP core operating income 20,801 25,898 14,245 12,035 8,094 72,979 19,998
Average common equity 656,415 644,715 633,417 625,875 620,496 640,202 614,726
Less: average goodwill and intangibles 140 160 179 199 218 170 3,898
Average tangible common equity $ 656,275 $ 644,555 $ 633,238 $ 625,676 $ 620,278 $ 640,032 $ 610,828
Return on average common equity 12.57% 12.92% 9.86% 7.80% 5.19% 10.84% 2.05%
Non-GAAP core return on average tangible common
equity
12.57% 15.94% 9.02% 7.80% 5.19% 11.40% 3.27%
Quarter Ended Twelve Months Ended
12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 12/31/2021 12/31/2020
(Dollars in thousands)
Non-GAAP core operating return on average assets:
Net income $ 20,801 $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 69,413 $ 12,601
Non-GAAP core operating income 20,801 25,898 14,245 12,035 8,094 72,979 19,998
Average assets $ 5,490,482 $ 5,408,984 $ 5,673,638 $ 5,798,167 $ 5,523,196 $ 5,591,471 $ 5,358,479
Return on average assets 1.50% 1.54% 1.10% 0.84% 0.58% 1.24% 0.24%
Non-GAAP core operating return on average assets 1.50% 1.90% 1.01% 0.84% 0.58% 1.31% 0.37%

CROSSFIRST BANKSHARES,

INC.

Quarter Ended
12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020
(Dollars in thousands except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 667,573 $ 652,407 $ 637,190 $ 628,834 $ 624,428
Less: goodwill and other intangible assets 130 149 169 188 208
Tangible common stockholders' equity $ 667,443 $ 652,258 $ 637,021 $ 628,646 $ 624,220
Tangible book value per share:
Tangible common stockholders' equity $ 667,443 $ 652,257 $ 637,021 $ 628,646 $ 624,220
Shares outstanding at end of period 50,450,045 51,002,698 50,958,680 51,678,669 51,679,516
Book value per share $ 13.23 $ 12.79 $ 12.50 $ 12.17 $ 12.08
Tangible book value per share $ 13.23 $ 12.79 $ 12.50 $ 12.16 $ 12.08

Quarter Ended Twelve Months Ended
12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 12/31/2021 12/31/2020
(Dollars in thousands)
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
Non-interest expense $ 26,715 $ 24,036 $ 25,813 $ 22,818 $ 23,732 $ 99,382 $ 99,968
Less: Accelerated employee benefits - - 719 - - 719 -
Less: goodwill impairment - - - - - - 7,397
Adjusted Non-interest expense (numerator) $ 26,715 $ 24,036 $ 25,094 $ 22,818 $ 23,732 $ 98,663 $ 92,571
Net interest income 43,445 41,801 42,328 41,117 41,537 168,691 160,249
Tax equivalent interest income
(1)
762 748 734 704 683 2,948 2,732
Non-interest income (loss) 4,796 (1,105) 5,825 4,144 2,949 13,660 11,733
Add: Unrealized loss on equity security - 6,200 - - - 6,200 -
Less: BOLI settlement benefits - - 1,841 - - 1,841 -
Total tax-equivalent income (denominator) $ 49,003 $ 47,644 $ 47,046 $ 45,965 $ 45,169 $ 189,658 $ 174,714
Efficiency Ratio 55.38% 59.06% 53.61% 50.41% 53.35% 54.50% 58.13%
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
54.52% 50.45% 53.34% 49.64% 52.54% 52.02% 52.98%
(1)
Tax exempt income (tax-free municipal securities) is

calculated on a tax equivalent basis. The incremental tax

rate used is 21.0%.
Quarter Ended Twelve Months Ended
12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 12/31/2021 12/31/2020
(Dollars in thousands)
Non-GAAP Pre-Tax Pre-Provision Profit
Net income before taxes $ 26,526 $ 26,660 $ 18,840 $ 14,943 $ 9,879 $ 86,969 $ 15,314
Add: Provision for loan losses (5,000) (10,000) 3,500 7,500 10,875 (4,000) 56,700
Non-GAAP Pre-Tax Pre-Provision Profit $ 21,526 $ 16,660 $ 22,340 $ 22,443 $ 20,754 $ 82,969 $ 72,014